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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                December 24, 2001


                           INTERFOODS OF AMERICA, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in this charter)


             Nevada               000-21093           59-3356011
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  (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation)        File Number)     Identification No.)


        9400 South Dadeland Boulevard, Suite 720, Miami, Florida  33156
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             (Address and Zip Code of Principal Executive Offices)


                    Issuer's Telephone Number: (305) 670-0746


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Item 5.  Other Events.

         Press release, on December 24, 2001, announcing that Interfoods of America, Inc. has entered into a definitive merger agreement with Interfoods Acquisition Corp. For additional information see Exhibit 99.1 hereto, which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (a) Exhibits

             Exhibit 99.1     Press Release dated December 24, 2001


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERFOODS OF AMERICA, INC.
                                             (Registrant)


                                     By: /s/  Robert S. Berg
                                        ----------------------------------------
                                         Robert S. Berg, Chief Executive Officer


Dated:  December 24, 2001
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                                  EXHIBIT INDEX


Exhibit
Number          Description
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99.1            Press Release dated December 24, 2001